UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
September 10, 2025
Date of Report (Date of earliest event reported)

Commission File Number	Name of Registrant; State or Other Jurisdiction of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

000-16844	PECO ENERGY COMPANY	23-0970240
(a Pennsylvania corporation) 2301 Market Street P.O. Box 8699 Philadelphia, Pennsylvania 19101-8699 (215) 841-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether any of the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if any of the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On September 10, 2025, PECO Energy Company (PECO) issued $525 million aggregate principal amount of its First and Refunding Mortgage Bonds, 4.875% Series due September 15, 2035 (2035 Bonds) and $525 million aggregate principal amount of its First and Refunding Mortgage Bonds, 5.650% Series due September 15, 2055 (2055 Bonds and, together with the 2035 Bonds, the Bonds). See Item 2.03 below for a description of the Bonds and related agreements.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On September 10, 2025, PECO issued $525 million aggregate principal amount of the 2035 Bonds and $525 million aggregate principal amount of the 2055 Bonds. The Bonds were issued pursuant to PECO’s First and Refunding Mortgage, dated as of May 1, 1923, as amended and supplemented and as further amended and supplemented by the One Hundred and Twenty-Fifth Supplemental Indenture, dated as of August 15, 2025 (Supplemental Indenture). The Bonds were registered under the Securities Act of 1933, as amended, pursuant to a shelf registration statement on Form S-3 (Registration No. 333-277223).

PECO will use the net proceeds from the sale of the Bonds to refinance at maturity $350,000,000 aggregate principal amount of PECO’s 3.150% first and refunding mortgage bonds due October 15, 2025. The remainder of the net proceeds will be used to refinance currently outstanding commercial paper and for general corporate purposes.

The 2035 Bonds carry an interest rate of 4.875% per annum and the 2055 Bonds carry an interest rate of 5.650% per annum. Interest is payable semi-annually on March 15 and September 15, commencing on March 15, 2026. The Bonds are redeemable at any time at PECO’s option as provided in the Supplemental Indenture. A copy of the Supplemental Indenture, which establishes the terms of the Bonds, is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

In connection with the issuance of the Bonds, Ballard Spahr LLP provided PECO with the legal opinions attached to this Current Report as Exhibit 5.1 and Exhibit 8.1.

A copy of the Underwriting Agreement dated September 3, 2025 among PECO, BNY Mellon Capital Markets, LLC, Citigroup Global Markets Inc., PNC Capital Markets LLC, Scotia Capital (USA) Inc. and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named therein is filed as Exhibit 1.1 to this report.

Item 9.01. Financial Statements and Exhibits

(d)    Exhibits.

Exhibit No.	Description
1.1
Underwriting Agreement dated September 3, 2025 among PECO, BNY Mellon Capital Markets, LLC, Citigroup Global Markets Inc., PNC Capital Markets LLC, Scotia Capital (USA) Inc. and U.S. Bancorp Investments, Inc., as representatives of the several underwriters, as representatives of the several underwriters named therein.

4.1	One Hundred and Twenty-Fifth Supplemental Indenture dated as of August 15, 2025 from PECO to U.S. Bank National Association, as trustee.
5.1	Exhibit 5 Opinion of Ballard Spahr LLP
8.1	Exhibit 8 Opinion of Ballard Spahr LLP
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

* * * * *

This Current Report contains certain forward-looking statements within the meaning of federal securities laws that are subject to risks and uncertainties. Words such as “could,” “may,” “expects,” “anticipates,” “will,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “predicts,” “should,” and variations on such words, and similar expressions that reflect our current views with respect to future events and operational, economic, and financial performance, are intended to identify such forward-looking statements.

Accordingly, any such statements are qualified in their entirety by reference to, and are accompanied by, the following important factors that may cause our actual results or outcomes to differ materially from those contained in our forward-looking statements, including, but not limited to: unfavorable legislative and/or regulatory actions; uncertainty as to outcomes and timing of regulatory approval proceedings and/or negotiated settlements thereof; environmental liabilities and remediation costs; state and federal legislation requiring use of low-emission, renewable, and/or alternate fuel sources and/or mandating implementation of energy conservation programs requiring implementation of new technologies; challenges to tax positions taken, tax law changes, and difficulty in quantifying potential tax effects of business decisions; negative outcomes in legal proceedings; physical security and cybersecurity risks; extreme weather events, natural disasters, operational accidents such as wildfires or natural gas explosions, war, acts and threats of terrorism, public health crises, epidemics, pandemics, or other significant events; disruptions or cost increases in the supply chain, including shortages in labor, materials or parts, or significant increases in relevant tariffs; lack of sufficient capacity to meet actual or forecasted demand or disruptions at power generation facilities owned by third parties; emerging technologies that could affect or transform the energy industry; instability in capital and credit markets; a downgrade of PECO's credit ratings or other failure to satisfy the credit standards in PECO's agreements or regulatory financial requirements; significant economic downturns or increases in customer rates; impacts of climate change and weather on energy usage and maintenance and capital costs; and impairment of long-lived assets, goodwill, and other assets.

New factors emerge from time to time, and it is impossible for us to predict all of such factors, nor can we assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. For more information, see those factors discussed in PECO's most recent Annual Report on Form 10-K, including in Part I, ITEM 1A, any subsequent Quarterly Reports on Form 10-Q, and in other reports filed by PECO from time to time with the SEC.

Investors are cautioned not to place undue reliance on these forward-looking statements, whether written or oral, which apply only as of the date of this Current Report. PECO undertakes no obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PECO ENERGY COMPANY

/s/ Marissa E. Humphrey
Marissa E. Humphrey
Senior Vice President, Chief Financial Officer and Treasurer

September 10, 2025

EXHIBIT INDEX

Exhibit No.	Description
1.1
Underwriting Agreement dated September 3, 2025 among PECO, BNY Mellon Capital Markets, LLC, Citigroup Global Markets Inc., PNC Capital Markets LLC, Scotia Capital (USA) Inc. and U.S. Bancorp Investments, Inc., as representatives of the several underwriters, as representatives of the several underwriters named therein.

4.1	One Hundred and Twenty-Fifth Supplemental Indenture dated as of August 15, 2025 from PECO to U.S. Bank National Association, as trustee.
5.1	Exhibit 5 Opinion of Ballard Spahr LLP
8.1	Exhibit 8 Opinion of Ballard Spahr LLP
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)